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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                          June 28, 2004 (June 24, 2004)




                                IMPROVENET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                000-29927                    77-0452868
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(State or other Jurisdiction      (Commission                  (IRS Employer
       of Incorporation             File No.)                Identification No.)



                         10799 N. 90th Street, Suite 200
                            Scottsdale, Arizona 85260
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        (Address of Registrant's Principal Executive Offices) (Zip Code)



                                 (480) 346-0000
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              (Registrant's telephone number, including area code)




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


                                Items in Form 8-K






                                                                            Page
                                                                            ----

Facing Page ................................................................   1


Item 5.  Other Events ......................................................   3


Item 7.  Financial Statements and Exhibits .................................   3


Signatures .................................................................   4


Exhibit Index ..............................................................   5

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On June 24, 2004, the Company completed a sale of 10,500,000 shares of its common stock, par value $0.001 per share, for $0.10 per share to several accredited investors (collectively, the "Investors"), for an aggregate purchase price of $1,050,000 in a private placement transaction pursuant to provisions of a Common Stock Subscription Agreement dated June 23, 2004 (the "Agreement"). The Company also granted the Investors warrants to purchase a total of 8,000,000 shares of the Company's common stock at an exercise price of $0.15 per share. The right to designate a nominee to the Company's Board of Director's was also granted to one of the accredited investors. The funds received will be used for general corporate purposes and to increase the Company's financial flexibility.

         As part of the transaction, the Investors also purchased 1,500,000 shares of common stock from affiliates of three of the officers and directors of the Company for an aggregate purchase price of $150,000. Each of these three selling parties entered into a lock-up agreement restricting future sales of their common stock for a specified period as well as a voting agreement regarding the accredited investor's designated nominee to the Company's Board of Directors.

         In addition, the principal balance and all accrued interest on $370,000 of the $400,000 outstanding convertible promissory notes issued to accredited investors by the Company in December 2003 were converted into common stock and warrants on similar terms to the private placement (the "Converting Investors") as more specifically set forth in each respective Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note (the "Second Amendments"). The remaining $30,000 of convertible promissory notes are being paid in full by the Company in lieu of conversion.

         ImproveNet has agreed to file a registration statement with the Securities and Exchange Commission within sixty days of the closing of the Agreement covering the resale of the common stock by the Investors and the Converting Investors.

         This summary description of the transactions contemplated by the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, the Voting Agreement and the Second Amendments filed as exhibits hereto.

         On June 25, 2004, the Company issued a press release announcing the private placement and related transactions. A copy of such press release is filed as an exhibit and is incorporated by reference hereto in its entirety.


Item 7.  Financial Statements, ProForma Financial Information and Exhibits.
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         (c) Exhibits.

Exhibit No.                       Description
-----------                       -----------

10.1* Subscription Agreement dated June 23, 2004 among ImproveNet, Inc. and the Affiliate Shareholders and the Subscribers named therein

10.2* Voting Agreement dated June 23, 2004 among ImproveNet, Inc. and the Purchaser and Shareholders named therein

10.3* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Joel A. Stead Trust, dated February 7, 2002

10.4* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Elthem B. Kabir

10.5* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Hexon Technology PTE LTD

10.6* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Mark Ploen

10.7* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and JMJS Group, LLLP

10.8* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and James R. Perry

99.1*    Press Release dated June 25, 2004


*Filed herewith




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       IMPROVENET, INC.


                                                       By: /s/ Jeffrey I. Rassas
                                                       -------------------------
Dated: June 28, 2004                                   Jeffrey I. Rassas, CEO

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

10.1* Subscription Agreement dated June 23, 2004 among ImproveNet, Inc. and the Affiliate Shareholders and the Subscribers named therein

10.2* Voting Agreement dated June 23, 2004 among ImproveNet, Inc. and the Purchaser and Shareholders named therein

10.3* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Joel A. Stead Trust, dated February 7, 2002

10.4* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Elthem B. Kabir

10.5* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Hexon Technology PTE LTD

10.6* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and Mark Ploen

10.7* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and JMJS Group, LLLP

10.8* Second Amendment to ImproveNet, Inc. Unsecured Convertible Promissory Note Subscription Agreement and 8% Unsecured Convertible Promissory Note dated June 23, 2004 by and between ImproveNet, Inc. and James R. Perry

99.1*    Press Release dated June 25, 2004

*Filed herewith





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